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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) November 17, 1999
                                                        -----------------

                    NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                       1-13793                     06-1504091
      --------                      -----------                  ----------
(State or other Jurisdiction of     (Commission                (IRS Employer
incorporation or organization)      File Number)            Identification No.)

               12 E. Broad Street, Hazleton, Pennsylvania 18201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
         ------------

      On  November  17,  1999,  Northeast   Pennsylvania  Financial  Corp.  (the
"Company") issued a press release announcing that it had received regulatory approval to repurchase 5% of the Company's outstanding shares.

      A press release announcing the approval of the stock repurchase is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated November 17, 1999.












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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 19, 1999           By: /s/ E. Lee Beard
                                         -------------------------------
                                         E. Lee Beard
                                         President and Chief Executive Officer














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